                                                                    EXHIBIT 99.2

                                    RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                            THE WALT DISNEY COMPANY

     The undersigned, David K. Thompson, certifies that he is the Senior Vice President-Assistant General Counsel of The Walt Disney Company, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), and hereby further certifies as follows:

     1. The name of the Corporation is The Walt Disney Company and the name under which the corporation was originally incorporated is DC Holdco, Inc.

     2. The original Certificate of Incorporation of the Corporation was filed in the Office of the Secretary of State of the State of Delaware on July 28, 1995.

     3. Restated Certificates of Incorporation were filed in the office of the Secretary of State of Delaware on September 21, 1995, January 19, 1996, February 20, 1996, February 25, 1998 and June 10, 1998.

     4. This Restated Certificate of Incorporation, which amends and restates the Certificate of Incorporation of the Corporation as heretofore amended and restated, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

     5. The text of the Restated Certificate of Incorporation, as amended or supplemented heretofore, is further amended and restated to read as herein set forth in full:

                                   ARTICLE I
                                     NAME

     The name of the Corporation is The Walt Disney Company.

                                  ARTICLE II
                         ADDRESS OF REGISTERED OFFICE;
                           NAME OF REGISTERED AGENT

     The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New

Castle. The name of its registered agent at that address is The Corporation Trust Company.

                                  ARTICLE III
                                    PURPOSE

     The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may now or hereafter be organized under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code, as in effect from time to time (the "DGCL").

                                  ARTICLE IV
                                 CAPITAL STOCK

1. AUTHORIZATION.
   -------------

     The total number of shares of stock which the Corporation shall have authority to issue is 4,700,000,000, of which 3,600,000,000 shares shall initially be shares of a class of common stock designated as "Disney Common Stock," having a par value of $.01 per share (the "Parent Stock"), 1,000,000,000 shares shall initially be shares of a class of common stock designated as "Disney Internet Group Common Stock," having a par value of $.01 per share (the "Internet Stock"), and 100,000,000 shares shall be shares of a class of preferred stock having a par value of $.01 per share ("Preferred Stock") and issuable in one or more series as hereinafter provided. The Parent Stock and the Internet Stock shall hereinafter collectively be called "Common Stock" and either shall sometimes be called a class of Common Stock.

     For purposes of this Article IV, references to the "Board of Directors" shall refer to the Board of Directors of the Corporation, as established in accordance with Article V of the Certificate of Incorporation of the Corporation and references to "the Certificate of Incorporation of the Corporation" shall refer to this Restated Certificate of Incorporation as the same may be amended from time to time. Certain capitalized terms used in this Article IV shall have the meanings set forth in subsection 2.6 of this Article. For purposes of this
Article IV, the Parent Stock, when issued, shall be considered issued in respect of the Parent Group and the Internet Stock, when issued, shall be considered issued in respect of the Internet Group. The number of authorized shares of any class or classes of capital stock of the Corporation may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Corporation entitled to vote generally in the election of directors. The number of authorized shares of each class of Common Stock as set forth in the preceding paragraph may be increased or decreased to the extent permitted by law by the Board of Directors of the Corporation at any time and from time to time in its sole discretion; provided that the number of authorized shares of either
                        --------
class of Common Stock shall not at any time be less than the sum of the number of outstanding shares of such class of Common Stock plus the number of shares of such class of Common Stock that may be acquired upon the exercise, exchange or conversion of any outstanding

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Convertible Securities; and provided, further, that any such increase when
                            --------  -------
added to the aggregate number of authorized shares of the other class of Common Stock shall not exceed the total number of authorized shares of Common Stock. A record of any such increase or decrease shall be filed with the records of the actions of the Board of Directors, provided that the failure to so file such record shall not invalidate any such increase or decrease made by the Board of Directors.

2. COMMON STOCK.
   ------------

     The voting powers, preferences and relative, participating, optional or other special rights of the Common Stock, and the qualifications and restrictions thereon, shall be as follows in this Section 2.

     2.1     DIVIDENDS.
             ---------

     Subject to any preferences and relative, participating, optional or other special rights of any outstanding series of Preferred Stock and any qualifications or restrictions on the Common Stock or any class thereof created thereby, dividends may be declared and paid upon each class of Common Stock, upon the terms, with respect to each such class, and subject to the limitations provided for in this subsection 2.1, as the Board of Directors may determine.

          2.1.1  LIMITATION ON DIVIDENDS ON PARENT STOCK.
                 ---------------------------------------

          Dividends on Parent Stock may be declared and paid only out of the lesser of (i) the funds of the Corporation legally available therefor and (ii) the Parent Group Available Dividend Amount.

          2.1.2  LIMITATION ON DIVIDENDS ON INTERNET STOCK.
                 -----------------------------------------

          Dividends on Internet Stock may be declared and paid only out of the lesser of (i) the funds of the Corporation legally available therefor and (ii) the Internet Group Available Dividend Amount.

          2.1.3  DISCRIMINATION IN DIVIDENDS BETWEEN CLASSES OF COMMON STOCK.
                 -----------------------------------------------------------

          The Board of Directors, subject to the provisions of subsections 2.1.1 and 2.1.2, may at any time declare and pay dividends exclusively on Parent Stock, exclusively on Internet Stock or on both such classes in equal or unequal amounts, notwithstanding the relative amounts of the Parent Group Available Dividend Amount and the Internet Group Available Dividend Amount, the amount of dividends previously declared on each class of Common Stock, the respective voting or liquidation rights of each class of Common Stock or any other factor.

          2.1.4  SHARE DISTRIBUTIONS.
                 -------------------

          Subject to subsections 2.1.1 and 2.1.2, as the case may be, the Board of Directors may declare and pay dividends or distributions of shares of Common Stock (or Convertible Securities convertible into or exchangeable or exercisable for shares of Common Stock) on shares of Common Stock or shares of Preferred Stock only as follows:

                (A) dividends or distributions of shares of Parent Stock (or Convertible Securities convertible into or exchangeable or exercisable for shares of Parent Stock) on shares of Parent Stock or shares of Preferred Stock attributed as provided by Section 3 to the Parent Group;

                (B) dividends or distributions of shares of Internet Stock (or Convertible Securities convertible into or exchangeable or exercisable for shares of Internet Stock) on shares of Internet Stock or shares of Preferred Stock attributed as provided by Section 3 to the Internet Group; and

                (C) dividends or distributions of shares of Internet Stock (or Convertible Securities convertible into or exchangeable or exercisable for shares of Internet Stock) on shares of Parent Stock or shares of Preferred Stock attributed as provided by Section 3 to the Parent Group, but only if the sum of (1) the number of shares of Internet Stock to be so issued (or the number of such shares which would be issuable upon conversion, exchange or exercise of any Convertible Securities to be so issued) and (2) the number of shares of Internet Stock which are issuable upon conversion, exchange or exercise of any Convertible Securities then outstanding that are attributed in accordance with this Article IV to the Parent Group, is less than or equal to the Number of Shares Issuable with Respect to the Retained Interest.

          For purposes of this subsection 2.1.4, any outstanding Convertible Securities that are convertible into or exchangeable or exercisable for any other Convertible Securities which are themselves convertible into or exchangeable or exercisable for Parent Stock or Internet Stock (or other Convertible Securities that are so convertible, exchangeable or exercisable) shall be deemed to have been converted, exchanged or exercised in full for such Convertible Securities.

     2.2  VOTING POWERS.
          -------------

          2.2.1  CALCULATION OF RELATIVE VOTING RIGHTS.
                 -------------------------------------

          Except as otherwise provided in subsection 2.2.2 or by law or by the terms of any outstanding series of Preferred Stock or any provision of the Certificate of Incorporation or bylaws of the Corporation, the entire voting power of the stockholders of the Corporation shall be vested in the holders of Common Stock of the Corporation, who shall be entitled to vote on any matter on which the holders of stock of the Corporation shall, by law or by the provisions of the Certificate of Incorporation or bylaws of the Corporation, be entitled to vote, and each class of Common Stock shall vote thereon together as though one class. On each matter to be voted on by the holders of all classes of Common Stock voting together as one class, (i) each outstanding share of Parent Stock shall have one vote and (ii) each outstanding share of Internet Stock shall have a number of votes (including a fraction of one vote) equal to (A) prior to the thirty-first Trading Day after the Effective Date, one vote and (B) thereafter, the average Market Value of a share of Internet Stock during the twenty consecutive Trading Days next preceding the tenth Trading Day prior to the record date for determining the stockholders entitled to vote divided by the average over the same twenty Trading Days of the Market Value of a share of the Parent Stock, expressed as a decimal fraction rounded to the nearest five decimal places; provided, that, in the event that the foregoing calculation
                --------
results in the holders of Internet Stock holding in excess of 40% of the total voting power of all outstanding shares of Common Stock, the vote of each share of Internet Stock shall be reduced such that all of the outstanding shares of Internet Stock in the aggregate represent 40% of the total voting power of all outstanding shares of Common Stock.

          2.2.2  MATTERS AS TO WHICH SEPARATE CLASS VOTE IS REQUIRED.
                 ---------------------------------------------------

          Notwithstanding the foregoing provisions of subsection 2.2.1, in addition to any other approvals as may be required by applicable provisions of law or by the terms of any outstanding series of Preferred Stock or any provision of the Certificate of Incorporation or bylaws of the Corporation:

                   (i) any amendment of the Certificate of Incorporation of the Corporation that would have the effect of altering the voting powers of the Internet Stock as set forth in subsection 2.2.1 shall require the approval of the holders of a majority of the outstanding shares of Internet Stock voting as a separate class;

                   (ii) any amendment of the Certificate of Incorporation of the Corporation that would have the effect of altering the voting powers of the Parent Stock as set forth in subsection 2.2.1 shall require the approval of the holders of a majority of the outstanding shares of Parent Stock voting as a separate class;


                   (iii) other than pursuant to (a) Section 2.3 hereof or (b) any contract, agreement or arrangement involving the Internet Group and the Parent Group in the ordinary course of business of each such Group as contemplated in the Common Stock Policies, including with respect to cash management policies, (A) the use of any proceeds from the Disposition of the properties or assets allocated to the Internet Group by the Parent Group (or the transfer or allocation of such proceeds to the Parent Group) without fair compensation being allocated to the Internet Group or (B) the use of any properties or assets allocated to the Internet Group by the Parent Group (or the transfer or allocation of such properties or assets to the Parent Group) or the dividend or other distribution to the holders of any other class or series of capital stock of the Corporation of any of the properties or assets allocated to the Internet Group without fair compensation being allocated to the Internet Group shall, in each case, require the approval of the holders of a majority of the outstanding shares of Internet Stock voting as a separate class; provided
                                                                     --------
that, the Corporation may without such approval use any such proceeds or properties or assets for the benefit of the Parent Group or effect such a dividend or distribution to the extent that the Number of Shares Issuable With Respect to the Retained Interest is decreased as a result thereof. Notwithstanding the foregoing, if the Board of Directors has determined (a) to allocate to, or permit the use by, the Parent Group of the assets or properties (or proceeds of assets or properties) of the Internet Group and (b)(1) without such allocation or use, that the Parent Group will be unable to satisfy the liabilities allocated to it as they become due or (2) the Corporation is the debtor in pending United States bankruptcy proceedings, whether voluntary or involuntary, the Parent Group may, after reducing the Number of Shares Issuable With Respect to the Retained Interest to zero (whether or not in connection with the allocation or use of assets or properties (or proceeds of assets or properties)) of the Internet Group to or by the Parent Group, be allocated or use such assets or properties (or proceeds of assets or properties) of the Internet Group without complying with the above provisions of this clause (iii).

                   (iv) any merger or business combination as a result of which (A) the holders of all classes and series of Common Stock of the Corporation shall no longer own at least 50% of the voting power of the surviving corporation and (B) the holders of all classes and series of Common Stock of the Corporation do not receive consideration distributed among such holders in proportion to the Market Capitalization of each class and series of Common Stock as of the date of the first public announcement of such merger or business combination shall require the approval of the holders of a majority of the outstanding shares of Internet Stock voting as a separate class; provided,
                                                                     --------
that there shall be no separate class vote of holders of Internet Stock if the merger or business combination occurs after the first anniversary of the Effective Date and the consideration received by the holders of Internet Stock is equal to or greater than what holders of Internet Stock would otherwise be entitled if the Internet Stock had been converted pursuant to Section 2.4.1(C) hereof as of the record date for determining the stockholders of the Corporation entitled to vote on such merger or business combination.

                   (v) with respect to any matter as to which the holders of Internet Stock and/or the holders of Parent Stock shall be entitled, under applicable law, to vote as a separate class, the holders of Internet Stock and/or the holders of Parent Stock, as the case may be, shall be entitled to vote as a separate class; and

                   (vi) all such other matters as the Board of Directors, in its sole discretion, may determine shall require the approval of the holders of the outstanding shares of Internet Stock voting as a separate class.

          With respect to any matter as to which the holders of Internet Stock or Parent Stock are entitled to vote as a separate class, each share of that class of Common Stock shall, for purposes of such separate class vote, be entitled to one vote on such matter.

          2.2.3  VOTING RIGHTS IF ONE CLASS OF COMMON STOCK OUTSTANDING.
                 ------------------------------------------------------

          Notwithstanding the foregoing provisions of this subsection 2.2, if shares of only one class of Common Stock are outstanding on the record date for determining the holders of Common Stock entitled to vote on any matter, then each share of that class shall be entitled to one vote.

     2.3  LIQUIDATION RIGHTS.
          ------------------

          In the event of the voluntary or involuntary dissolution of the Corporation or the liquidation and winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and the full preferential amounts (including any accumulated and unpaid dividends) to which the holders of Preferred Stock are entitled (regardless of the Group to which such shares of Preferred Stock were attributed in accordance with this Article IV), unless otherwise provided in respect of a series of Preferred Stock by the resolution of the Board of Directors fixing the liquidation rights and preferences of such series of Preferred Stock, the holders of the outstanding shares of Common Stock shall be entitled to receive the remaining assets of the Corporation on a per share basis in proportion to the respective liquidation units per shares of such class. Each share of Parent Stock shall have one liquidation unit and each share of Internet Stock shall have a number of liquidation units (including a fraction of one liquidation unit) equal to the average Market Value of a share of Internet Stock during the twenty consecutive Trading Days next preceding the 90/th/ Trading Day after the Effective Date (or in the event that the voluntary or involuntary dissolution or the liquidation and winding up of the Corporation occurs prior to the 90/th /Trading Day after the Effective Date, the average Market Value of a share of Internet Stock over either (i) the twenty consecutive Trading Days immediately preceding such dissolution or the liquidation and winding up of the Corporation or (ii) such lesser number of consecutive Trading Days in the event that the dissolution or liquidation and winding up of the Corporation occurs prior to the 21/st/ Trading Day after the Effective Date) divided by the average over the same twenty Trading Days (or such shorter period) of the Market Value of a share of Parent Stock, expressed as a decimal fraction rounded to the nearest five decimal places. Neither the merger nor consolidation of the Corporation into or with any other company, nor the merger or consolidation of any other company into or with the Corporation, nor a sale, transfer or lease of all or any part of the assets of the Corporation, shall, alone, be deemed a liquidation or winding up of the Corporation, or cause the dissolution of the Corporation, for purposes of this subsection 2.3.

          If the Corporation shall in any manner subdivide (by stock split, reclassification or otherwise) or combine (by reverse stock split, reclassification or otherwise) the outstanding shares of Parent Stock or Internet Stock, or declare a dividend in shares of either class to holders of such class, the per share liquidation units of either class of Common Stock specified in the preceding paragraph of this Section 2.3, as adjusted from time to time, shall be appropriately adjusted as determined by the Board of Directors, so as to avoid dilution in the aggregate of the relative liquidation rights of the shares of any class of Common Stock.

     2.4  CONVERSION OF INTERNET STOCK.
          ----------------------------

          Shares of Internet Stock are subject to conversion or redemption, as the case may be, upon the terms provided below in this subsection 2.4.

          2.4.1  CONVERSION OF INTERNET STOCK.
                 ----------------------------

                (A) In the event of the Disposition, in one transaction or a series of related transactions, by the Corporation and/or its subsidiaries of all or substantially all of the properties and assets attributed to the Internet Group to one or more persons or entities (other than the Disposition (1) by the Corporation of its properties and assets in one transaction or a series of related transactions in connection with the dissolution or the liquidation and winding up of the Corporation and the distribution of assets to stockholders as referred to in subsection 2.3, (2) of the properties and assets attributed to the Internet Group to all holders of shares of Internet Stock and to the Corporation or subsidiaries thereof, divided among such holders and the Corporation or subsidiaries thereof on a pro rata basis in accordance with the number of shares of Internet Stock outstanding and the Number of Shares Issuable with Respect to the Retained Interest, (3) to any person or entity controlled (as determined by the Board of Directors) by the Corporation or (4) pursuant to a Related Business Transaction), the Corporation shall, on or prior to the 45th Trading Day after the date of consummation of such Disposition (the "Internet Group Disposition Date"), declare that each outstanding share of Internet Stock shall be converted as of the Conversion Date provided by paragraph (A) of subsection 2.4.4 into a number of fully paid and nonassessable shares of Parent Stock (or, if the Parent Stock is not Publicly Traded at such time and shares of another class or series of common stock of the Corporation (other than Internet Stock) are then Publicly Traded, of such other class or series of common stock as has the largest Market Capitalization as of the close of business on the Trading Day immediately preceding the date of the notice of such conversion required by paragraph (A) of subsection 2.4.4) equal to the lesser of (i) 110% of the ratio, expressed as a decimal fraction rounded to the nearest five decimal places, of the average Market Value of one share of Internet Stock over the twenty consecutive Trading Days next preceding the first public announcement of a definitive agreement with respect to such Disposition to the average Market Value of one share of Parent Stock (or such other class or series of common stock) over the same twenty Trading Day period and (ii) what holders of Internet Stock would otherwise be entitled to pursuant to Section 2.4.1(C) hereof upon the conversion of Internet Stock into shares of Parent Stock.

                (B)   For purposes of this subsection 2.4.1:

                      (1) as of any date, "substantially all of the properties and assets" attributed to the Internet Group shall mean a portion of such properties and assets (A) that represents at least 80% of the Fair Value of the properties and assets attributed to the Internet Group as of such date or (B) from which were derived at least 80% of the aggregate revenues for the immediately preceding twelve fiscal quarterly periods of the Corporation (calculated on a pro forma basis to include revenues derived from any of such
                 --- -----
properties or assets acquired during such period) derived from the properties attributed to the Internet Group as of such date; and

                      (2) in the case of a Disposition of the properties and assets attributed to the Internet Group in a series of related transactions, such Disposition shall not be deemed to have been consummated until the consummation of the last of such transactions.

                (C) The Board of Directors may, at any time or from time to time after either the first anniversary of the Effective Date or the occurrence of a Tax Event (defined below) in its sole discretion, declare that all of the outstanding shares of Internet Stock shall be converted, as of the Conversion Date provided by paragraph (A) of subsection 2.4.4, into the number of fully paid and nonassessable shares of Parent Stock (or, if the Parent Stock is not Publicly Traded at such time and shares of any other class or series of common stock of the Corporation (other than Internet Stock) are then Publicly Traded, of such other class or series of common stock as has the largest Market Capitalization as of the close of business on the Trading Day immediately preceding the date of the notice of conversion required by paragraph (A) of subsection 2.4.4) equal to the applicable percentage, on the Conversion Date set forth below, of the Market Value Ratio of the Internet Stock to the Parent Stock as of the fifth Trading Day prior to the date of the notice of such conversion required by paragraph (A) of subsection 2.4.4:

     ANY CONVERSION DATE
     OCCURRING AFTER THE
  FOLLOWING ANNIVERSARY OF
 THE EFFECTIVE DATE AND ON OR                    PERCENTAGE OF MARKET
    PRIOR TO THE NEXT SUCH                    VALUE RATIO OF THE INTERNET
         ANNIVERSARY                           STOCK TO THE PARENT STOCK
----------------------------                  ---------------------------
           First                                        120%
           Second                                       115%
     Third through Ninth                                110%
    Tenth and Thereafter                                105%


     However, if a Tax Event has occurred, the applicable percentage of the Market Value Ratio of the Internet Stock to the Parent Stock shall equal 110% irrespective of the Conversion Date. "Tax Event" means the receipt by the Corporation of an opinion of tax counsel of the Corporation's choice experienced in such matters, who shall not be an officer or employee of the Corporation or any of its affiliates, to the effect that, as a result of any amendment to, or change in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein (including any announced proposed change by an administrative agency in such regulations), or as a result of any official or administrative pronouncement or action or judicial decision interpreting or applying such laws or regulations, it is more likely than not that for United States federal income tax purposes (1) the Corporation, its subsidiaries or affiliates, or any of its successors or its stockholders is or, at any time in the future, will be subject to tax upon the issuance of shares of either Parent Stock or Internet Stock or (2) either Parent Stock or Internet Stock is not or, at any time in the future, will not be treated solely as stock of the Corporation. For purposes of rendering such opinion, tax counsel shall assume that any administrative proposals will be adopted as proposed. However, in

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the event a change in law is proposed, tax counsel shall render an opinion only in the event of enactment.

          2.4.2  CONVERSION OF PARENT STOCK.
                 --------------------------

          At any time following the tenth anniversary of the Effective Date, the Board of Directors may declare that all of the outstanding shares of Parent Stock shall be converted, as of the Conversion Date provided by paragraph (A) of subsection 2.4.4, into, with respect to each such share to be converted, the number of fully paid and nonassessable shares of Internet Stock (or, if the Internet Stock is not Publicly Traded at such time and shares of any other class or series of common stock of the Corporation (other than Parent Stock) are then Publicly Traded, of such other class or series of common stock as has the largest Market Capitalization as of the close of business on the Trading Day immediately preceding the date of the notice of conversion required by paragraph
(A) of subsection 2.4.4) equal to 100% of the Market Value Ratio of the Parent Stock to the Internet Stock as of the fifth Trading Day prior to the date of the notice of such conversion required by paragraph (A) of subsection 2.4.4.

          2.4.3  TREATMENT OF CONVERTIBLE SECURITIES.
                 -----------------------------------

          After any Conversion Date on which all outstanding shares of any class of Common Stock were converted, any share of such class of Common Stock that is to be issued on conversion, exchange or exercise of any Convertible Securities shall, immediately upon such conversion, exchange or exercise and without any notice from or to, or any other action on the part of, the Corporation or its Board of Directors or the holder of such Convertible Security, in the event the shares of any class of Common Stock outstanding on such Conversion Date were converted into shares of the other class of Common Stock (or another class or series of common stock of the Corporation) pursuant to paragraph (A) or paragraph (C) of subsection 2.4.1 or subsection 2.4.2, be converted into the amount of cash and/or the number of shares of the kind of capital stock and/or other securities or property of the Corporation that the number of shares of such class of Common Stock that were to be issued upon such conversion, exchange or exercise would have received had such shares been outstanding on such Conversion Date.

          The provisions of the immediately preceding sentence shall not apply to the extent that other adjustments in respect of such conversion or exchange of a class of Common Stock are otherwise made pursuant to the provisions of such Convertible Securities.

          2.4.4  NOTICE AND OTHER PROVISIONS.
                 ---------------------------

                 (A) Not later than the 35th Trading Day prior to the Conversion Date pursuant to paragraph (A) or paragraph (C) of subsection 2.4.1, the Corporation shall cause notice to be given to each holder of shares of Internet Stock and to each holder of Convertible Securities that are convertible into or exchangeable or exercisable for shares of Internet Stock (unless alternate provision for such notice to the holders of such Convertible Securities is made pursuant to the terms of such Convertible Securities) setting forth (1) a statement that all outstanding shares of Internet Stock shall be converted, (2) the Conversion Date (which, in the case of a conversion after a Disposition, shall not be more than 45 Trading Days following the consummation of such Disposition), (3) the per share number of shares of Parent Stock or another class or series of Common Stock of the Corporation, as the case may be, to be received with respect to each share of Internet Stock, including information as to the calculation thereof, (4) the place or places where certificates for shares of Internet Stock, properly endorsed or assigned for transfer (unless the Corporation shall waive such requirement), are to be surrendered for delivery of certificates for shares of Parent Stock, (5) the number of outstanding shares of Parent Stock and the number of shares of Parent Stock into or for which outstanding Convertible Securities are then convertible, exchangeable or exercisable, (6) a statement to the effect that, subject to paragraph (D) of this subsection 2.4.4, dividends on such shares of Internet Stock shall cease to be paid as of such Conversion Date and (7) in the case of notice to holders of such Convertible Securities, a statement to the effect that a holder of such Convertible Securities shall be entitled to receive shares of common stock upon such conversion only if such holder properly converts, exchanges or exercises such Convertible Securities on or prior to such Conversion Date and a statement as to what, if anything, such holder will be entitled to receive pursuant to the terms of such Convertible Securities or, if applicable, this subsection 2.4 if such holder thereafter converts, exchanges or exercises such Convertible Securities. Such notice shall be sent by first-class mail, postage prepaid, to each such holder at such holder's address as the same appears on the transfer books of the Corporation or by such other methods as may be determined from time to time by the Board of Directors of the Corporation.

                (B) The Corporation shall not be required to issue or deliver fractional shares of any capital stock or of any other securities to any holder of Internet Stock upon any conversion or other distribution pursuant to this subsection 2.4. If more than one share of Internet Stock shall be held at the same time by the same holder, the Corporation may aggregate the number of shares of any capital stock that shall be issuable or any other securities or property that shall be distributable to such holder upon any conversion or other distribution (including any fractional shares). If there are fractional shares of any capital stock or of any other securities remaining to be issued or distributed to the holders of Internet Stock, the Corporation shall, if such fractional shares are not issued or distributed to the holder, pay cash in respect of such fractional shares in an amount equal to the Fair Value thereof on the fifth Trading Day prior to the date such payment is to be made (without interest).

                (C) No adjustments in respect of dividends shall be made upon the conversion of any shares of Internet Stock; provided that if the Conversion
                                                --------
Date, with respect to any shares of Internet Stock shall be subsequent to the record date for the payment of a dividend or other distribution thereon or with respect thereto, the holders of such shares of Internet Stock at the close of business on such record date shall be entitled to receive the dividend or other distribution payable on or with respect to such shares on the date set for payment of such dividend or other distribution, in each case without interest, notwithstanding the subsequent conversion of such shares.

                (D) Before any holder of Internet Stock shall be entitled to receive any cash payment and/or certificates or instruments representing shares of any capital stock and/or other securities or property to be distributed to such holder with respect to such shares of Internet Stock pursuant to this subsection 2.4, such holder shall surrender at such place as the Corporation shall specify certificates for such shares of Internet Stock, properly endorsed or assigned for transfer (unless the Corporation shall waive such requirement). The Corporation shall as soon as practicable after receipt of certificates representing such shares of Internet Stock deliver to the person for whose account such shares of Internet Stock were so surrendered, or to such person's nominee or nominees, the cash and/or the certificates or instruments representing the number of whole shares of the kind of capital stock and/or other securities or property to which such person shall be entitled as aforesaid, together with any payment in respect of fractional shares contemplated by paragraph (B) of this subsection 2.4.4, in each case without interest.

                (E) From and after any applicable Conversion Date, all rights of a holder of shares of Internet Stock that were converted shall cease except for the right, upon surrender of the certificates representing such shares of Internet Stock as required by paragraph (D) of this subsection 2.4.4, to receive the cash and/or the certificates or instruments representing shares of the kind of capital stock and/or other securities or property for which such shares were converted, together with any payment in respect of fractional shares contemplated by paragraph (B) of this subsection 2.4.4 and rights to dividends as provided in paragraph (C) of this subsection 2.4.4, in each case without interest. No holder of a certificate that immediately prior to the applicable Conversion Date represented shares of Internet Stock shall be entitled to receive any dividend or other distribution or interest payment with respect to shares of any kind of capital stock or other security or instrument for which Internet Stock was converted until the surrender as required by this subsection
2.4 of such certificate in exchange for a certificate or certificates or instrument or instruments representing such capital stock or other security. Upon such surrender, there shall be paid to the holder the amount of any dividends or other distributions (without interest) which theretofore became payable on any class of capital stock of the Corporation as of a record date after the Conversion Date, but that were not paid by reason of the foregoing, with respect to the number of whole shares of the kind of capital stock represented by the certificate or certificates issued upon such surrender. From and after a Conversion Date, the Corporation shall, however, be entitled to treat the certificates for Internet Stock that have not yet been surrendered for conversion as evidencing the ownership of the number of whole shares of the kind or kinds of capital stock of the Corporation for which the shares of Internet Stock represented by such certificates shall have been converted, notwithstanding the failure to surrender such certificates.

                (F) The Corporation shall pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issuance or delivery of any shares of capital stock and/or other securities upon conversion of shares of Internet Stock pursuant to this subsection 2.4.4. The Corporation shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issuance or delivery of any shares of capital stock and/or other securities in a name other than that in which the shares of Internet Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person requesting such issuance or delivery has paid to the Corporation the amount of any such tax or has established to the satisfaction of the Corporation that such tax has been paid.

                (G) Neither the failure to mail any notice required by this subsection 2.4.4 to any particular holder of Internet Stock or of Convertible Securities nor any defect therein shall affect the sufficiency thereof with respect to any other holder of outstanding shares of Internet Stock or of Convertible Securities or the validity of any such conversion.

                (H) The Board of Directors may establish such rules and requirements to facilitate the effectuation of the transactions contemplated by this subsection 2.4 as the Board of Directors shall determine to be appropriate.

     2.5  APPLICATION OF THE PROVISIONS OF ARTICLE IV.
          -------------------------------------------

          2.5.1  CERTAIN DETERMINATIONS BY THE BOARD OF DIRECTORS.
                 ------------------------------------------------

          In addition to the determinations regarding Preferred Stock to be made by the Board of Directors as provided by Section 3, the Board of Directors shall make such determinations with respect to the assets and liabilities to be attributed to the Groups, the items of income and expenses attributed to the Groups for purposes of determining the Parent Group Net Earnings (Loss) and the Internet Group Net Earnings (Loss) and the application of the provisions of this
Section 2 to transactions to be engaged in by the Corporation, including, without limiting the foregoing, the determinations referred to in the following paragraphs (A), (B), (C) and (D) of this subsection 2.5.1. A record of any such determination shall be filed with the records of the actions of the Board of Directors, provided that the failure to so file such record shall not invalidate any such determination made by the Board of Directors.

                (A) Upon any acquisition by the Corporation or its subsidiaries of any assets or business, or any assumption of liabilities, outside of the ordinary course of business of the Internet Group or the Parent Group, as the case may be, and subject to the Common Stock Policies then in effect, the Board of Directors shall determine whether such assets, business and liabilities (or an interest therein) shall be for the benefit of the Parent Group or the Internet Group or that an interest therein shall be partly for the benefit of the Parent Group and partly for the benefit of the Internet Group and, accordingly, shall be attributed to the Internet Group or the Parent Group, or partly to each, in accordance with subsection 2.6.7 or 2.6.16, as the case may be.

                (B) Upon any issuance of any shares of Internet Stock at a time when the Number of Shares Issuable with Respect to the Retained Interest is more than zero, the Board of Directors shall determine, based on the use of the proceeds of such issuance and any other relevant factors, whether all or any part of the shares of Internet Stock so issued should reduce the Number of Shares Issuable with Respect to the

Retained Interest and, if so, the Number of Shares Issuable with Respect to the Retained Interest shall be adjusted accordingly.

                (C) Upon any issuance by the Corporation or any subsidiary thereof of any Convertible Securities that are convertible into or exchangeable or exercisable for shares of Internet Stock, if at the time such Convertible Securities are issued the Number of Shares Issuable with Respect to the Retained Interest is greater than zero, the Board of Directors shall determine, based on the use of the proceeds of such issuance of Convertible Securities and any other relevant factors, whether, upon conversion, exchange or exercise thereof, the issuance of shares of Internet Stock pursuant thereto shall, in whole or in part, reduce the Number of Shares Issuable with Respect to the Retained Interest.

                (D) Upon any redemption or repurchase by the Corporation or any subsidiary thereof of shares of any Preferred Stock of any class or series or of other securities or debt obligations of the Corporation, if some of such shares, other securities or debt obligations were attributed to the Parent Group and some of such shares, other securities or debt obligations were attributed to the Internet Group, the Board of Directors shall determine which, if any, of such shares, other securities or debt obligations redeemed or repurchased shall be attributed to the Parent Group and which, if any, of such shares, other securities or debt obligations shall be attributed to the Internet Group and, accordingly, how many of the shares of such series of Preferred Stock or of such other securities, or how much of such debt obligations, that remain outstanding, if any, continue to be attributed to the Parent Group or to the Internet Group.

          2.5.2  CERTAIN DETERMINATIONS NOT REQUIRED.
                 -----------------------------------

          Notwithstanding the foregoing provisions of this subsection 2.5, the provisions of subsections 2.6.7, 2.6.9, 2.6.16 or 2.6.18 or any other provision of this Article IV, at any time when there are not outstanding both (i) one or more shares of Parent Stock or Convertible Securities convertible into or exchangeable or exercisable for Parent Stock and (ii) one or more shares of Internet Stock or Convertible Securities convertible into or exchangeable or exercisable for Internet Stock, the Corporation need not (A) attribute any of the assets or liabilities of the Corporation or any of its subsidiaries to the Parent Group or the Internet Group or any of the earnings (or any loss) of the Corporation or any of its subsidiaries to the Parent Group Net Earnings (Loss) or the Internet Group Net Earnings (Loss) or (B) make any determination required in connection therewith, nor shall the Board of Directors be required to make any of the determinations otherwise required by this Article IV, and in such circumstances the holders of the shares of Parent Stock or Internet Stock outstanding, as the case may be, shall (unless otherwise specifically provided by the Certificate of Incorporation of the Corporation) be entitled to all the voting powers, preferences, optional or other special rights of both classes of the Common Stock without differentiation between the Parent Stock and the Internet Stock and any provision of this Article IV to the contrary shall no longer be in effect or operative and the Board of Directors may cause the Certificate of Incorporation of the Corporation to be amended as permitted by law to delete such provisions as are no longer operative or of further effect.

          2.5.3  BOARD DETERMINATIONS BINDING.
                 ----------------------------

          Subject to applicable law, any determinations made in good faith by the Board of Directors of the Corporation under any provision of this subsection
2.5 or otherwise in furtherance of the application of this Section 2 shall be final and binding on all stockholders.

     2.6  CERTAIN DEFINITIONS.
          -------------------

          As used in this Section 2 of this Article IV, the following terms shall have the following meanings (with terms defined in the singular having comparable meaning when used in the plural and vice versa), unless the context otherwise requires. As used in this subsection 2.6, a "contribution" or "transfer" of assets or properties from one Group to another shall refer to the reattribution of such assets or properties from the contributing or transferring Group to the other Group (as opposed to an actual transfer, assignment, contribution or comparable transaction) and correlative phrases shall have correlative meanings.

          2.6.1 CONVERSION DATE shall mean the date fixed by the Board of Directors as the effective date for the conversion of shares of Internet Stock into shares of Parent Stock (or another class or series of common stock of the Corporation), or the conversion of shares of Parent Stock into shares of Internet Stock (or another class or series of common stock of the Corporation), as the case may be, as shall be set forth in the notice to holders of shares of Internet Stock or Parent Stock, as the case may be, and to holders of any Convertible Securities that are convertible into or exchangeable or exercisable for shares of Internet Stock or Parent Stock, as the case may be, required pursuant to paragraph (A) of subsection 2.4.4.

          2.6.2 CONVERTIBLE SECURITIES at any time shall mean any securities of the Corporation or of any subsidiary thereof (other than shares of Internet Stock), including warrants and options, outstanding at such time that by their terms are convertible into or exchangeable or exercisable for or evidence the right to acquire any shares of any class of Common Stock, whether convertible, exchangeable or exercisable at such time or a later time or only upon the occurrence of certain events, but in respect of antidilution provisions of such securities only upon the effectiveness thereof.

          2.6.3 DISPOSITION shall mean a sale, transfer, assignment or other disposition (whether by merger, consolidation, sale or contribution of assets or stock or otherwise) of properties or assets (including stock, other securities and goodwill).

          2.6.4 EFFECTIVE DATE shall mean the date on which this Restated Certificate of Incorporation shall become effective.

          2.6.5 FAIR VALUE shall mean, (i) in the case of equity securities or debt securities of a class that is Publicly Traded, the Market Value thereof (if such value, as so defined, can be determined) or, in the case of an equity security or debt security that is not Publicly Traded (or for which such value cannot be determined), shall mean the fair value per share of stock or per other unit of such other security, on a fully diluted basis, as determined by an independent investment banking firm experienced in the valuation of securities selected in good faith by the Board of Directors; and
(ii) in the case of property other than securities, an amount determined in good faith by the Board of Directors based upon such appraisals or valuation reports of such independent experts as the Board of Directors shall in good faith determine to be appropriate in accordance with good business practice. Any such determination of Fair Value shall be described in a statement filed with the records of the actions of the Board of Directors.

          2.6.6 GROUP shall mean, as of any date, the Parent Group or the Internet Group, as the case may be.

          2.6.7 INTERNET GROUP shall mean, as of any date from and as of the Effective Date:

                (A) all of the businesses, assets and liabilities of the Corporation and its subsidiaries that the Board of Directors has, at any time, attributed to the Internet Group pursuant to the "Common Stock Policies", as amended from time to time;

                (B) all properties and assets transferred to the Internet Group from the Parent Group (other than a transaction pursuant to paragraph (C) of this subsection 2.6.7) after the Effective Date pursuant to transactions in the ordinary course of business of both the Parent Group and the Internet Group or otherwise as the Board of Directors may have directed as permitted by this
Article IV;

                (C) all properties and assets transferred to the Internet Group from the Parent Group in connection with an increase in the Number of Shares Issuable with Respect to the Retained Interest; and

                (D) the interest of the Corporation or any of its subsidiaries in any business or asset acquired and any liabilities assumed by the Corporation or any of its subsidiaries outside of the ordinary course of business and attributed to the Internet Group in accordance with the Common Stock Policies then in effect, as determined by the Board of Directors as contemplated by paragraph (A) of subsection 2.5.1; provided that (1) from and after the payment
                                   --------
date of any dividend or other distribution with respect to shares of Internet Stock (other than a dividend or other distribution payable in shares of Internet Stock, with respect to which adjustment shall be made as provided in paragraph
(A) of subsection 2.6.14, or in securities of the Corporation attributed to the Internet Group, for which provision shall be made as set forth in clause (2) of this proviso), the Internet Group shall no longer include an amount of assets or properties previously attributed to the Internet Group of the same kind as so paid in such dividend or other distribution having a Fair Value on the record date for such dividend or distribution equal to the product of (a) the Fair Value on such record date of the aggregate of such dividend or distribution to holders of shares of Internet Stock declared multiplied by (b) a fraction the numerator of which is equal to the Retained Interest Fraction in effect on the record date for such dividend or distribution and the denominator of which is equal to the Outstanding Internet Fraction in effect on the record date for such dividend or distribution, (2) if the Corporation shall pay a dividend or make some other distribution with respect to shares of Internet Stock payable in securities of the Corporation that are attributed to the Internet Group for purposes of this
Article IV (other than Internet Stock), there shall be excluded from the Internet Group an interest in the Internet Group equivalent to the number or amount of such securities that is equal to the product of the number or amount of securities so distributed to holders of Internet Stock multiplied by the fraction specified in clause 1(b) of this proviso (determined as of the record date for such distribution) (and such interest in the Internet Group shall be attributed to the Parent Group) and, to the extent interest is or dividends are paid on the securities so distributed, the Internet Group shall no longer include a corresponding ratable amount of the kind of assets paid as such interest or dividends as would have been paid in respect of the securities equivalent to such interest in the Internet Group deemed held by the Parent Group if the securities equivalent to such interest were outstanding (and in such eventuality such assets as are no longer included in the Internet Group shall be attributed to the Parent Group) and (3) from and after any transfer of any assets or properties from the Internet Group to the Parent Group, the Internet Group shall no longer include such assets or properties so contributed or transferred. The Corporation may also, to the extent a dividend or distribution on the Internet Stock has been paid in Convertible Securities that are convertible into or exchangeable or exercisable for Internet Stock, cause such Convertible Securities as are deemed to be held by the Parent Group in accordance with the third to last sentence of subsection 2.6.16 and clause (2) of the proviso to the immediately preceding sentence to be deemed to be converted, exchanged or exercised as provided in the penultimate sentence of subsection 2.6.16, in which case such Convertible Securities shall no longer be deemed to be held by the Parent Group. Notwithstanding the foregoing, the Internet Group shall not include any liabilities (the "Undisclosed Liabilities") of or related to the businesses and assets attributed to the Internet Group by the Corporation (other than those liabilities associated with the businesses or assets of Infoseek Corporation) existing on or prior to the Effective Date other than (i) those liabilities reflected on the Current Balance Sheet as defined in
Section 2.9 of the Reorganization Agreement (as defined below), (ii) those liabilities set forth in Section 5.18 of the Parent Disclosure Schedule to the Agreement and Plan of Reorganization by and among Infoseek Corporation, the Corporation and Bingo Acquisition Corp., dated as of July 10, 1999 (the "Reorganization Agreement"), or (iii) with respect to any matter or matters arising since March 31, 1999 which in the aggregate (excluding any liabilities incurred in connection with activities which are expressly permitted by Section 4.1(b)(i) through (ix) of the Reorganization Agreement) shall not exceed $10,000,000, and all of such Undisclosed Liabilities shall be attributed, and included in, the Parent Group.

          2.6.8 INTERNET GROUP AVAILABLE DIVIDEND AMOUNT, on any date, shall mean the product of (a) the Outstanding Internet Fraction as of such date multiplied by (b) the amount that would be legally available for the payment of dividends to the holders of Internet Stock determined in accordance with the applicable provisions of the DGCL and any other applicable law as if the Internet Group were a separate corporation. Notwithstanding the foregoing provisions of this subsection 2.6.8, and consistent with subsection 2.5.2, at any time when there are not outstanding both (i) one or more shares of Parent Stock or Convertible Securities convertible into or exchangeable or exercisable for Parent Stock and (ii) one or more shares of Internet Stock or Convertible Securities convertible into or exchangeable or exercisable for Internet Stock, the "Available Dividend Amount," on any calculation date during such time period, with respect to the Parent Stock or the Internet Stock, as the case may be (depending on which of such classes of Common Stock or Convertible Securities convertible into or exchangeable or exercisable for such class of Common Stock is outstanding), shall mean the amount available for the payment of dividends on such Common Stock in accordance with law.

          2.6.9 INTERNET GROUP NET EARNINGS (LOSS), for any period through any date, shall mean the net income or loss of the Internet Group for such period (or in respect of the fiscal periods of the Corporation commencing prior to the Effective Date, the pro forma net income or loss of the Internet Group for such period as if the Effective Date had been the first day of such period) reflecting income and expense of the Corporation attributed to the Internet Group on a basis substantially consistent with attributions of income and expense made in the calculation of the Parent Group Net Earnings (Loss), including, without limitation, corporate administrative costs, net interest, other financial costs and income taxes.

          2.6.10 MARKET CAPITALIZATION of any class or series of Common Stock on any date shall mean the product of (i) the Market Value of one share of such class of common stock on such date and (ii) the number of shares of such class of common stock outstanding on such date.

          2.6.11 MARKET VALUE of a share of any class or series of capital stock of the Corporation on any day shall mean the average of the high and low reported sales prices of a share of such class or series on such Trading Day or, in case no such reported sale takes place on such Trading Day, the average of the reported closing bid and asked prices regular way of a share of such class or series on such Trading Day, in either case, as reported on the New York Stock Exchange Composite Tape or, if the shares of such class or series are not listed or admitted to trading on such Exchange on such Trading Day, on the principal national securities exchange in the United States on which the shares of such class or series are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange on such Trading Day, on the Nasdaq National Market or, if the shares of such class or series are not listed or admitted to trading on any national securities exchange or quoted on the Nasdaq National Market on such Trading Day, the average of the closing bid and asked prices of a share of such class or series in the over-the-counter market on such Trading Day as furnished by any New York Stock Exchange member firm selected from time to time by the Corporation or, if such closing bid and asked prices are not made available by any such New York Stock Exchange member firm on such Trading Day, the Fair Value of a share of such class or series; provided that, for purposes of determining the market value of a share of any class or series of capital stock for any period, (i) the "Market Value" of a share of capital stock on any day prior to any "ex-dividend" date or any similar date occurring during such period for any dividend or distribution (other than any dividend or distribution contemplated by clause (ii)(B) of this sentence) paid or to be paid with respect to such capital stock shall be reduced by the Fair Value of the per share amount of such dividend or distribution and (ii) the "Market Value" of any share of capital stock on any day prior to (A) the effective date of any subdivision (by stock split or otherwise) or combination (by reverse stock split or otherwise) of outstanding shares of such class of capital stock occurring during such period or (B) any "ex-dividend" date or any similar date occurring during such period for any dividend or distribution with respect to such capital stock to be made in shares of such class or series of capital stock or Convertible Securities that are convertible, exchangeable or exercisable for such class or series of capital stock shall be appropriately adjusted, as determined by the Board of Directors, to reflect such subdivision, combination, dividend or distribution.

          2.6.12 MARKET VALUE RATIO OF THE INTERNET STOCK TO THE PARENT STOCK, as of any date, shall mean the fraction, expressed as a decimal (rounded to the nearest five decimal places), of a share of Parent Stock (or another class or series of common stock of the Corporation, if so provided by subsection 2.4.1 because Parent Stock is not then Publicly Traded) to be issued in respect of a share of Internet Stock upon a conversion of Internet Stock into Parent Stock (or another class or series of common stock of the Corporation) in accordance with subsection 2.4.1, the numerator of which shall be the average Market Value of one share of Internet Stock over the twenty consecutive Trading Days ending on the tenth Trading Day prior to such date and the denominator of which shall be the average Market Value of one share of Parent Stock (or such other common stock) over the same twenty Trading Days.

          2.6.13 MARKET VALUE RATIO OF THE PARENT STOCK TO THE INTERNET STOCK as of any date shall mean the fraction, expressed as a decimal (rounded to the nearest five decimal places), of a share of Internet Stock (or another class or series of common stock of the Corporation, if so provided by subsection 2.4.2 because Internet Stock is not then Publicly Traded) to be issued in respect of a share of Parent Stock upon a conversion of Parent Stock into Internet Stock (or another class or series of common stock of the Corporation) in accordance with subsection 2.4.2, the numerator of which shall be the average Market Value of one share of Parent Stock over the twenty consecutive Trading Days ending on the tenth Trading Day prior to such date and the denominator of which shall be the average Market Value of one share of Internet Stock (or such other common stock) over the twenty consecutive Trading Days ending on the tenth Trading Day prior to such date.


          2.6.14 NUMBER OF SHARES ISSUABLE WITH RESPECT TO THE RETAINED INTEREST shall as of the Effective Date be:

Number of shares of the common                  ((Number of shares of Infoseek
stock of Infoseek Corporation                   Common Stock outstanding at
(the "Infoseek Common Stock")       minus       the Effective Date - Number of
 outstanding at the Effective                   shares of Infoseek Common Stock
         Date X 1.15                            owned by The Walt Disney Company
------------------------------                  and Disney Enterprises, Inc. at
            .475                                the Effective Date) X 1.15)

; provided, however, that such number shall from time to time thereafter be:
  --------  -------

                (A) adjusted, if before such adjustment greater than zero, as determined by the Board of Directors to be appropriate to reflect equitably any subdivision (by stock split or otherwise) or combination (by reverse stock split or otherwise) of the Internet Stock or any dividend or other distribution of shares of Internet Stock to holders of shares of Internet Stock or any reclassification of Internet Stock;

                (B) decreased (but to not less than zero), if before such adjustment greater than zero, by action of the Board of Directors by (1) the number of shares of Internet Stock issued or sold by the Corporation that, immediately prior to such issuance or sale, were included (as determined by the Board of Directors pursuant to paragraph (C) of this subsection 2.6.14) in the Number of Shares Issuable with Respect to the Retained Interest, (2) the number of shares of Internet Stock issued upon conversion, exchange or exercise of Convertible Securities that, immediately prior to the issuance or sale of such Convertible Securities, were included in the Number of Shares Issuable with Respect to the Retained Interest, (3) the number of shares of Internet Stock issued by the Corporation as a dividend or other distribution (including in connection with any reclassification or exchange of shares) to holders of Parent Stock (or any other class of Common Stock other than Internet Stock), (4) the number of shares of Internet Stock issued upon the conversion, exchange or exercise of any Convertible Securities issued by the Corporation as a dividend or other distribution (including in connection with any reclassification or exchange of shares) to holders of Parent Stock (or any other class of Common Stock other than Internet Stock) and (5) the number (rounded, if necessary, to the nearest whole number) equal to the quotient of (a) the aggregate Fair Value as of the date of transfer of properties or assets (including cash) transferred from the Internet Group to the Parent Group in consideration for a reduction in the Number of Shares Issuable with Respect to the Retained Interest divided by
(b) the average Market Value of one share of Internet Stock during the twenty consecutive Trading Days ending on the tenth Trading Day prior to the date of such transfer;

                (C) increased by (1) the number of outstanding shares of Internet Stock repurchased by the Corporation for consideration that was theretofore attributed as provided by subsection 2.6.16 to the Parent Group, (2) the number (rounded, if necessary, to the nearest whole number) equal to the quotient of (a) the Fair Value of properties or assets (including cash) theretofore attributed as provided by subsection 2.6.16 to the Parent Group that are contributed to the Internet Group in consideration of an increase in the Number of Shares Issuable with Respect to the Retained Interest, divided by (b) the average Market Value of one share of Internet Stock during the twenty consecutive Trading Days ending on the tenth Trading Day prior to the date of such contribution, and (3) the number of shares of Internet Stock into or for which Convertible Securities are deemed converted, exchanged or exercised pursuant to the penultimate sentence of the definition of "Parent Group" in subsection 2.6.16; and

                (D)   increased by up to (i) 6,026,000 shares of Internet
Stock, in the event that the Corporation, in its sole discretion, shall at any time and from time to time from and after thirty (30) Trading Days following the Effective Date attribute to the

Internet Group an amount of cash equal to the product of (a) the number of such increased shares multiplied by (b) 120% of the average of the closing sale prices for the Internet Stock on the New York Stock Exchange (or any other stock exchange or national market on which the Internet Stock is primarily traded) for the thirty (30) Trading Days following the Effective Date and (ii) 12,052,000 shares of Internet Stock, in the event that the Corporation, in its sole discretion, shall at any time and from time to time from and after November 18, 2000 attribute to the Internet Group an amount of cash equal to the product of
(a) the number of such increased shares multiplied by (b) 120% of the average of the closing sale prices for the Internet Stock on the New York Stock Exchange (or any other stock exchange or national market on which the Internet Stock is primarily traded) for the thirty (30) Trading Days prior to November 18, 2000; provided, that in each such case the number of such increased shares and the
--------
amount of cash to be attributed to the Internet Group shall be subject to adjustment in a manner consistent with the adjustments set forth in the Infoseek Common Stock Warrant (the "Warrant"), dated November 18, 1998, issued to the Corporation after giving effect to the transactions contemplated by the Reorganization Agreement; and provided, further, that notwithstanding anything
                              --------  -------
to the contrary herein or in the Warrant, in no event shall either of the prices per share computed pursuant to the preceding clause exceed the quotient of fifty dollars ($50.00) divided by 1.15, as adjusted pursuant to the terms of this subparagraph (D). Solely for purposes of providing for the adjustments after the Effective Date contemplated by this subparagraph (D), the terms of the Warrant, including the defined terms therein, shall be incorporated herein by reference to appropriately take into account the transactions contemplated by the Reorganization Agreement.

          2.6.15 OUTSTANDING INTERNET FRACTION, as of any date, means a fraction, the numerator of which shall be the number of shares of Internet Stock outstanding on such date and the denominator of which shall be the sum of the number of shares of Internet Stock outstanding on such date and the Number of Shares Issuable with Respect to the Retained Interest on such date. A statement setting forth the Outstanding Internet Fraction as of the record date for the payment of any dividend or distribution on any class of Common Stock and as of the end of each fiscal quarter of the Corporation shall be filed by the Secretary of the Corporation in the records of the actions of the Board of Directors not later than ten days after such date, provided that the failure to so file such statement shall not invalidate any action taken by the Corporation or the Board of Directors in connection therewith.

          2.6.16 PARENT GROUP shall mean, as of any date from and after the Effective Date:

                (A) the interest of the Corporation or any of its subsidiaries on such date in all of the assets, liabilities and businesses of the Corporation or any of its subsidiaries (and any successor companies), other than any assets, liabilities and businesses attributed in accordance with this
Article IV to the Internet Group;

                (B) a proportionate interest in each and every business, asset and liability attributed to the Internet Group equal to the Retained Interest Fraction as of such date;

                (C) from and after the payment date of any dividend or other distribution with respect to shares of Internet Stock (other than a dividend or other distribution payable in shares of Internet Stock, with respect to which adjustment shall be made as provided in paragraph (A) of subsection 2.6.14, or in securities of the Corporation attributed to the Internet Group, for which provision shall be made as set forth in the third to last sentence of this definition), an amount of assets or properties previously attributed to the Internet Group of the same kind as were paid in such dividend or other distribution as have a Fair Value on the record date for such dividend or distribution equal to the product of (1) the Fair Value on such record date of the aggregate of such dividend or distribution to holders of shares of Internet Stock declared multiplied by (2) a fraction the numerator of which is equal to the Retained Interest Fraction in effect on the record date for such dividend or distribution and the denominator of which is equal to the Outstanding Internet Fraction in effect on the record date for such dividend or distribution; and

                (D) Such liabilities as have been excluded from the Internet Group and attributed to the Parent Group pursuant to the last sentence of
Section 2.6.7.

     If the Corporation shall pay a dividend or make some other distribution with respect to shares of Internet Stock payable in securities of the Corporation that are attributed to the Internet Group for purposes of this
Article IV (other than Internet Stock), the Parent Group shall be deemed to hold an interest in the Internet Group equivalent to the number or amount of such securities that is equal to the product of the number or amount of securities so distributed to holders of Internet Stock multiplied by the fraction specified in clause (2) of paragraph (C) of this subsection 2.6.16 (determined as of the record date for such distribution) and, to the extent interest is or dividends are paid on the securities so distributed, the Parent Group shall include, and there shall be attributed thereto out of the Internet Group, a corresponding ratable amount of the kind of assets paid as such interest or dividends as would have been paid in respect of such securities so deemed to be held by the Parent Group if such securities were outstanding. The Corporation may also, to the extent the securities so paid as a dividend or other distribution to the holders of Internet Stock are Convertible Securities and at the time are convertible into or exchangeable or exercisable for shares of Internet Stock, treat such Convertible Securities as are so deemed to be held by the Parent Group to be deemed to be converted, exchanged or exercised, and shall do so to the extent such Convertible Securities are mandatorily converted, exchanged or exercised (and to the extent the terms of such Convertible Securities require payment of consideration for such conversion, exchange or exercise, the Parent Group shall then no longer include an amount of the kind of properties or assets required to be paid as such consideration for the amount of Convertible Securities deemed converted, exchanged or exercised (and the Internet Group shall be attributed such properties or assets)), in which case, from and after such time, the securities into or for which such Convertible Securities so deemed to be held by the Parent Group were so considered converted, exchanged or exercised shall be deemed held by the Parent Group (as provided in clause (3) of paragraph (C) of subsection 2.6.14) and such Convertible Securities shall no longer be deemed to be held by the Parent Group. A statement setting forth the election to effectuate any such deemed conversion, exchange or exercise of Convertible Securities so deemed to be held by the

Parent Group and the properties or assets, if any, to be attributed to the Internet Group in consideration of such conversion, exchange or exercise (if any) shall be filed in the records of the actions of the Board of Directors and, upon such filing, such deemed conversion, exchange or exercise shall be effectuated.

          2.6.17 PARENT GROUP AVAILABLE DIVIDEND AMOUNT, on any date, shall mean the amount that would be legally available for the payment of dividends to the holders of Common Stock determined in accordance with the applicable provisions of the DGCL and any other applicable law less the Internet Group Available Dividend Amount. Notwithstanding the foregoing provisions of this subsection 2.6.17, and consistent with subsection 2.5.2, at any time when there are not outstanding both (i) one or more shares of Parent Stock or Convertible Securities convertible into or exchangeable or exercisable for Parent Stock and
(ii) one or more shares of Internet Stock or Convertible Securities convertible into or exchangeable or exercisable for Internet Stock, the "Available Dividend Amount," on any calculation date during such time period, with respect to the Parent Stock or the Internet Stock, as the case may be (depending on which of such classes of Common Stock or Convertible Securities convertible into or exchangeable or exercisable for such class of Common Stock is outstanding), shall mean the amount available for the payment of dividends on such Common Stock in accordance with law.

          2.6.18 PARENT GROUP NET EARNINGS (LOSS), for any period through any date, shall mean the net income or loss of the Corporation for such period (or in respect of fiscal periods of the Corporation commencing prior to the Effective Date, the pro forma net income or loss of the Parent Group for such period as if the Effective Date had been the first day of such period).

          2.6.19 PUBLICLY TRADED with respect to any security shall mean a security (i) registered under Section 12 of the Securities Exchange Act of 1934, as amended (or any successor provision of law) and (ii) listed for trading on the New York Stock Exchange or any national securities exchange registered under
Section 7 of the Securities Exchange Act of 1934, as amended (or any successor provision of law) that is the successor to such exchange or quoted in the National Association of Securities Dealers Automation Quotation System (or any successor system).

          2.6.20 RELATED BUSINESS TRANSACTION means any Disposition of all or substantially all the properties, assets, stocks and securities attributed to the Internet Group in a transaction or series of related transactions that result in the Corporation receiving in consideration of such properties and assets primarily equity securities (including, without limitation, capital stock, debt securities convertible into or exchangeable for equity securities or interests in a general or limited partnership or limited liability company, without regard to the voting power or other management or governance rights associated therewith) of any entity which (i) acquires such properties, assets, stock or securities or succeeds (by merger, formation of a joint venture or otherwise) to the business conducted with such properties or assets or controls such acquiror or successor and (ii) is primarily engaged or proposes to engage primarily in one or more businesses similar or complementary to the businesses conducted by such Group prior to such Disposition, as determined by the Board of Directors.

          2.6.21 RETAINED INTEREST FRACTION as of any date shall mean a fraction the numerator of which shall be the Number of Shares Issuable with Respect to the Retained Interest on such date and the denominator of which shall be the sum of (A) such Number of Shares Issuable with Respect to the Retained Interest and (B) the aggregate number of shares of Internet Stock outstanding on such date. A statement setting forth the Retained Interest Fraction as of the record date for any dividend or distribution on any class of Common Stock, as of the effective date of any conversion, exchange or exercise of Convertible Securities into or for shares of Internet Stock and as of the end of each fiscal year of the Corporation shall be filed by the Secretary of the Corporation in the records of the Board of Directors of the Corporation not later than ten days after such date; provided that the failure to so file such statement shall not invalidate any action taken by the Corporation or the Board of Directors in connection therewith.

          2.6.22 TRADING DAY shall mean each weekday other than any day on which the relevant class of Common Stock of the Corporation is not traded on any national securities exchange or quoted in the Nasdaq National Market or in the over-the-counter market.

3. PREFERRED STOCK.
   ---------------

     Shares of the Preferred Stock of the Corporation may be issued from time to time in one or more classes or series, each of which class or series shall have such distinctive designation, number of shares, or title as shall be fixed by the Board of Directors prior to the issuance of any shares thereof. Each such class or series of Preferred Stock shall consist of such number of shares, and have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Delaware.

     Upon any issuance of any shares of Preferred Stock of any series after the Effective Date, the Board of Directors shall attribute for purposes of this
Article IV the shares so issued entirely to the Parent Group or entirely to the Internet Group or partly to the Parent Group and partly to the Internet Group in such proportion as the Board of Directors shall determine and, further, in the case of the issuance of shares of Preferred Stock that are convertible into or exchangeable or exercisable for Internet Stock, if at the time such shares of Preferred Stock are issued the Number of Shares Issuable with Respect to the Retained Interest shall be greater than zero, then the Board of Directors shall also determine what portion (which may be some, all or none) of such shares of Preferred Stock shall reduce the Number of Shares Issuable with Respect to the Retained Interest, taking into consideration the use of the proceeds of such issuance of shares of Preferred Stock in the business of the Parent Group or the Internet Group and any other relevant factors. Upon any redemption or repurchase of shares of Preferred Stock, the Board of Directors shall determine the proper attribution thereof in accordance with paragraph (D) of subsection 2.5.1. Notwithstanding any such attribution of shares of Preferred Stock to the Parent Group or the Internet Group, any dividends or distributions or other payments which may be made by the Corporation on such shares of Preferred Stock may be made, and as required by the preferences and relative, participating, optional or other special rights thereof shall be made, out of any of the properties or assets of the Corporation, regardless of the Group to which such properties or assets are attributed in accordance with subsections 2.6.8 or 2.6.14, except as otherwise provided by the resolution of the Board of Directors fixing the preferences and relative, participating, optional or other special rights of a series of Preferred Stock.

                                   ARTICLE V
                              BOARD OF DIRECTORS

1. NUMBER OF DIRECTORS.
   -------------------

     The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors consisting of not less than nine directors or more than twenty-one directors, the exact number of directors to be determined from time to time solely by resolution adopted by the Board of Directors.

2. TERM OF OFFICE.
   --------------

     Until the annual meeting of stockholders in 2001, the directors shall be divided into three classes, consisting initially of five, six and five directors and designated Class I, Class II and Class III, respectively. Each director elected at or prior to the 1998 annual meeting shall serve for the full term for which he or she was elected, such that the term of each director elected at the 1996 annual meeting (Class III) shall have ended at the annual meeting in 1999, the term of each director elected at the 1997 annual meeting (Class I) shall end at the annual meeting in 2000, and the term of each director elected at the 1998 annual meeting (Class II) shall end at the annual meeting in 2001. The term of each director elected after the 1998 annual meeting, whether at an annual meeting or to fill a vacancy in the Board of Directors arising for any reason, including an increase in the size of the Board of Directors, shall end at the first annual meeting following his or her election. Commencing with the annual meeting in 2001, the foregoing classification of the Board of Directors shall cease, and all directors shall be of one class and serve for a term ending at the annual meeting following the annual meeting at which the director was elected. In no case shall a decrease in the number of directors shorten the term of any incumbent director. Each director shall hold office after the annual meeting at which his or her term is scheduled to end until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, disqualification or removal from office.

3. VACANCIES.
   ---------

     Any newly created directorship resulting from an increase in the number of directors may be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy on the Board of Directors may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director.

4. SPECIAL VOTING RIGHTS OF PREFERRED STOCK HOLDERS.
   ------------------------------------------------

     Notwithstanding the foregoing provisions, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation or the resolution or resolutions adopted by the Board of Directors pursuant to Article IV applicable thereto.

5. SELECTION BY WRITTEN BALLOT.
   ---------------------------

     Elections of directors at an annual or special meeting of stockholders shall be by written ballot unless the Bylaws of the Corporation shall otherwise provide.

                                  ARTICLE VI
                       SPECIAL MEETINGS OF STOCKHOLDERS

     Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by the Board of Directors, the Chairman of the Board of Directors or the President. Special meetings of the stockholders of the Corporation may not be called by any other person or persons.

                                  ARTICLE VII
                         CERTAIN BUSINESS COMBINATIONS

1. VOTE REQUIRED FOR CERTAIN BUSINESS COMBINATIONS.
   -----------------------------------------------

     Except as set forth in subsection 2 of this Article VII, the affirmative vote of the holders of four-fifths (4/5) of the voting power of the outstanding Common Stock of the Corporation entitled to vote shall be required for:

          1.1 any merger or consolidation to which the Corporation, or any of its subsidiaries, and an Interested Person (as hereinafter defined) are parties;

          1.2 any sale or other disposition by the Corporation, or any of its subsidiaries, of all or substantially all of its assets to an Interested Person;

          1.3 any purchase or other acquisition by the Corporation, or any of its subsidiaries, of all or substantially all of the assets or stock of an Interested Person; and

          1.4 any other transaction with an Interested Person which requires the approval of the stockholders of the Corporation under the Delaware General Corporation Law.

2. EXCEPTIONS.
   ----------

     The provisions of subsection 1 of this Article VII shall not be applicable to any transaction described therein if (i) such transaction is approved by resolution of the Corporation's Board of Directors, provided that a majority of the members of the Board of Directors voting for the approval of such transaction were duly elected and acting members of the Board of Directors prior to the date that the person, firm or corporation, or any group thereof, with whom such transaction is proposed, became an Interested Person, or (ii) the provision of a vote in excess of that required by the Delaware General Corporation Law for such transaction violates the express provisions of the Delaware General Corporation Law.

3. DEFINITION OF INTERESTED PERSON.
   -------------------------------

     As used in this Article VII, the term "Interested Person" shall mean any person, firm or corporation, or any group thereof, acting or intending to act in concert, including any person directly or indirectly controlling or controlled by or under direct or indirect common control with such person, firm or corporation or group, which owns of record or beneficially, directly or indirectly, five percent (5%) or more of any class of voting securities of the Corporation.

                                 ARTICLE VIII
                           AMENDMENT OF ARTICLE VII

     The affirmative vote of the owners of four-fifths (4/5) of the voting power of the outstanding Common Stock of the Corporation entitled to vote shall be required to amend, alter or repeal Article VII.

                                  ARTICLE IX
             INDEMNIFICATION; LIMITATION ON LIABILITY OF DIRECTORS

1. INDEMNIFICATION.
   ---------------

     The Corporation shall indemnify to the full extent authorized or permitted by law (as now or hereinafter in effect) any person made, or threatened to be made, a defendant or witness to any action, suit or proceeding (whether civil or criminal or otherwise) by reason of the fact that he, his testator or intestate, is or was a director or officer of the Corporation or by reason of the fact that such director or officer, at the request of the Corporation, is or was serving any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, in any capacity. Nothing contained herein shall affect any rights to indemnification to which employees other than directors and officers may be entitled by law. No amendment or repeal of this subsection 1 of this
Article VIII shall apply to or have any effect on any right to indemnification provided hereunder with respect to any acts or omissions occurring prior to such amendment or repeal.

2. LIMITATION OF LIABILITY.
   -----------------------

     A director of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL. Any repeal or modification of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification.

3. INSURANCE; TRUST FUNDS.
   ----------------------

     In furtherance and not in limitation of the powers conferred by statute:

          3.1 the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of law; and

          3.2 the Corporation may create a trust fund, grant a security interest and/or use other means (including, without limitation, letters of credit, surety bonds and/or other similar arrangements), as well as enter into contracts providing indemnification to the full extent authorized or permitted by law and including as part thereof provisions with respect to any or all of the foregoing to ensure the payment of such amounts as may become necessary to effect indemnification as provided therein, or elsewhere.

                                   ARTICLE X
                                    BYLAWS

     In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, repeal, alter, amend or rescind the Bylaws of the Corporation. In addition, the Bylaws of the Corporation may be adopted, repealed, altered, amended or rescinded by the affirmative vote of sixty-six and two-thirds percent (66-2/3%) of the voting power of the outstanding stock of the Corporation entitled to vote thereon.

                                  ARTICLE XI
                   AMENDMENT OF CERTIFICATE OF INCORPORATION

     The Corporation reserves the right to repeal, alter, amend or rescind any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

IN WITNESS WHEREOF, Parent has caused its corporate seal to be hereunto affixed and this Certificate of Incorporation to be signed by David K. Thompson, its Senior Vice President-Assistant General Counsel, this ____ day of ____, 1999.


                             THE WALT DISNEY COMPANY



                             ____________________________________
                             David K. Thompson
                             Senior Vice President - Assistant General Counsel

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